Exhibit 99.1

Janney 2022 CEO Bank Forum February 2 - 3, 2022

# Cautionary Notice Regarding Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates and projections about Eagle Bancorp Montana, Inc.'s business, beliefs of its management and assumptions made by its management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Potential risks and uncertainties include the following:

- the occurrence of any event, change or other circumstances that could give rise to the rights of one or both of the parties to terminate the agreement between Eagle Bancorp Montana, Inc. and First Community Bancorp, Inc. (FCB);
- the inability to obtain the requisite regulatory and shareholder approvals for the proposed transaction with FCB and meet other closing terms and conditions;
- the reaction to the proposed transaction with FCB of all the banks' customers, employees and counter-parties or difficulties related to the transition of services;
- the timing to consummate the proposed merger with FCB;
- the risk that a condition to closing of the proposed merger with FCB may not be satisfied;
- the diversion of management time on issues related to the proposed merger with FCB;
- the difficulties and risks inherent with entering new markets;
- general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values;
- our ability to raise additional capital may be impaired if markets are disrupted or become more volatile;
- the ability to achieve the synergies and value creation contemplated by the proposed merger with FCB;
- the ability to promptly and effectively integrate the businesses of Eagle Bancorp Montana, Inc. and FCB, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses;
- the risks that any arrangements relating to the proposed combination could have adverse effects on the market price of the common stock of Eagle Bancorp Montana, Inc.;
- restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals;
- governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us;
- competitive pressures among depository and other financial institutions may increase significantly;
- changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired;
- other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can;
- war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets;
- economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and
- we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC, including our Form 10-K for the fiscal year ended December 31, 2020.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2020, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

Opportunity Bank OF MONTANA
2
EAGLE BANCORP MONTANA, INC.

COMMUNITY FOCUSED INSTITUTION □ Eagle Bancorp Montana, Inc . is the holding company for Opportunity Bank of Montana ; established in 1922 , the Bank is the 4 th largest bank headquartered in Montana with 23 banking offices and has deeply embedded itself as the bank of choice within the community □ Continued execution on commercial bank model following the transition from a thrift ▪ Established commercial bank charter in 2014 ; rebranded as Opportunity Bank of Montana ▪ Improving loan mix with higher yielding CRE credits and increasing commercial loans ▪ Improving deposit mix : non - CDs, at 88 % of total deposits as of December 31 , 2021 ▪ Positioned for NIM expansion and improved profitability ▪ Core lines of business include : retail lending, commercial lending, deposit products and services and mortgage origination ▪ Interest rate risk profile showing asset sensitive balance sheet prepared for an increasing rate environment □ Continuation of strong credit culture ; excellent credit quality with NPAs of 49 bps as of December 31 , 2021 □ Track record of execution on strategic initiatives : ▪ Announced Acquisition of First Community Bank in October 2021 ▪ Announced Acquisition of Western Bank of Wolf Point in August 2019 , completed January 2020 ▪ Announced Acquisition of State Bank of Townsend in August 2018 , completed January 2019 ▪ Announced Acquisition of Ruby Valley Bank in September 2017 , completed January 2018 ▪ Successful acquisition and integration of seven branches from Sterling Financial in 2012 3

COMPANY OVERVIEW □ 23 branches in Montana operating under the Company’s banking subsidiary – Opportunity Bank of Montana □ Balance Sheet (12/31/21): ▪ Assets $1.436 billion ▪ Gross Loans $933.1 million ▪ Deposits $1.223 billion ▪ Total equity $156.7 million □ Asset Quality (12/31/21): ▪ NPAs/assets – 0.49% □ Profitability for 2021: ▪ Net income of $14.4 million ▪ NIM – 3.85% ▪ ROAA – 1.06% ▪ ROAE – 9.18% • 23 Bank Branches 4

Peter Johnson President and CEO 40 years with the Company 4 3 years in banking Laura Clark EVP and Chief Financial Officer 7 years with the Company 4 5 years in banking Rachel Amdahl SVP and Chief Operations Officer 3 5 years with the Company 3 5 years in banking Dale Field SVP and Chief Credit Officer 20 years with the Company 2 5 years in banking Chantelle Nash SVP and Chief Risk Officer 1 5 years with the Company 1 5 years in banking Mark O’Neill SVP and Chief Lending Officer 6 years with the Company 2 6 years in banking Darryl Rensmon SVP and Chief Information Officer 5 years with the Company 31 years in IT Linda Chilton SVP and Chief Retail Officer 7 years with the Company 2 8 years in banking EXPERIENCED EXECUTIVE MANAGEMENT 5 Alana Binde SVP and Chief HR Officer 13 years with the Company 13 years in banking

# EXPERIENCED BOARD

| Director | Experience | Year Elected |
|---|---|---|
| **Peter J. Johnson** | President and CEO of Opportunity Bank and the Company | 2007 |
| **Rick F. Hays** | Retired President of a Montana telecommunications company | 2007 |
| **Thomas J. McCarvel** | Retired Vice President of Carroll College | 1998 |
| **Maureen J. Rude** | Retired Executive Director of Montana Homeownership Network/NeighborWorks Montana | 2010 |
| **Shavon R. Cape** | Co-founder of JWT Capital, LLC, a real estate development and operating company | 2015 |
| **Tanya J. Chemodurow** | President of Abatement Contractors of Montana, LLC, specializing in environmental remediation | 2015 |
| **Kenneth M. Walsh** | Retired Market President of Opportunity Bank, former CEO of Ruby Valley Bank | 2018 |
| **Corey Jensen** | President/CEO of Vision Net, Inc. | 2018 |
| **Benjamin G. Ruddy** | Vice President, Agricultural Division, of Opportunity Bank, former President of The State Bank of Townsend | 2019 |
| **Cynthia A. Utterback** | Tax Business Unit Director and Shareholder at Anderson ZurMuehlen & Co. CPAs | 2019 |

Opportunity Bank OF MONTANA
6
EAGLE BANCORP MONTANA, INC.

7 □ Continue to diversify our loan portfolio into commercial (C&I), commercial real estate and agriculture □ Attract and retain lower - cost core deposits □ Continue to expand our franchise through selective acquisitions and branch additions □ Maintain high asset quality levels □ Continue to operate as a community oriented financial institution BUSINESS STRATEGY

# Key Montana Markets – Helena, Missoula, Great Falls



Carroll College





UNIVERSITY OF MONTANA

## Lewis and Clark County (Helena)

| MT Rank | Institution (State) | Branches | Deposits | Market Share |
|---|---|---|---|---|
| 1 | Glacier Bancorp Inc. (MT) | 6 | $ 570,737 | 27.4% |
| 2 | First Interstate BancSystem (MT) | 5 | $ 427,377 | 20.5% |
| 3 | Wells Fargo & Co. (CA) | 3 | $ 369,378 | 17.8% |
| 4 | Eagle Bancorp Montana Inc. (MT) | 3 | $ 252,068 | 12.1% |
| 5 | U.S. Bancorp (MN) | 1 | $ 182,353 | 8.8% |
| 6 | Stockman Financial Corp. (MT) | 2 | $ 126,611 | 6.1% |
| 7 | Ascent Bancorp (MT) | 2 | $ 68,895 | 3.3% |
| 8 | Countricorp (MT) | 1 | $ 23,740 | 1.1% |
| 9 | First Community Bancorp Inc. (MT) | 2 | $ 22,702 | 1.1% |
| 10 | Forstrom Bancorp. Inc. (MN) | 1 | $ 22,621 | 1.1% |
| | *Total For Institutions In Market* | 29 | $ 2,079,963 | |

- Helena is the state capital of Montana.
- Stable economy supported by state government, healthcare, education, and small business.
- Government positions account for 70% of Helena's workforce.
- Home to Carroll College, a top-ranked private liberal arts college.

## Missoula County (Missoula)

| MT Rank | Institution (State) | Branches | Deposits | Market Share |
|---|---|---|---|---|
| 1 | Glacier Bancorp Inc. (MT) | 8 | $ 961,622 | 26.8% |
| 2 | First Interstate BancSystem (MT) | 3 | $ 909,453 | 25.3% |
| 3 | U.S. Bancorp (MN) | 2 | $ 371,655 | 10.3% |
| 4 | Wells Fargo & Co. (CA) | 3 | $ 367,913 | 10.2% |
| 5 | Bitterroot Holding Co. (MT) | 7 | $ 304,362 | 8.5% |
| 6 | Stockman Financial Corp. (MT) | 4 | $ 294,406 | 8.2% |
| 7 | Bancorp of Montana Holding Co. (M | 1 | $ 145,591 | 4.1% |
| 8 | Eagle Bancorp Montana Inc. (MT) | 2 | $ 63,037 | 1.8% |
| 9 | Farmers State Financial Corp. (MT) | 2 | $ 62,924 | 1.8% |
| 10 | First National Bancorp Inc. (MT) | 2 | $ 59,720 | 1.7% |
| | *Total For Institutions In Market* | 36 | $ 3,594,055 | |

- Missoula MSA is the 2nd largest metropolitan area in Montana by population.
- Home to the University of Montana (Approximately 11,000 students).
- Regional hub for a wide range of retail, professional and service activities.

## Cascade County (Great Falls)

| MT Rank | Institution (State) | Branches | Deposits | Market Share |
|---|---|---|---|---|
| 1 | First Interstate BancSystem (MT) | 3 | $ 655,953 | 31.1% |
| 2 | U.S. Bancorp (MN) | 3 | $ 448,655 | 21.3% |
| 3 | Stockman Financial Corp. (MT) | 3 | $ 388,904 | 18.4% |
| 4 | Wells Fargo & Co. (CA) | 2 | $ 358,545 | 17.0% |
| 5 | American Bancor Ltd. (ND) | 2 | $ 105,304 | 5.0% |
| 6 | Belt Valley Bank (MT) | 1 | $ 64,327 | 3.0% |
| 7 | Stockmens Bank (MT) | 1 | $ 37,633 | 1.8% |
| 8 | Forstrom Bancorp. Inc. (MN) | 1 | $ 25,427 | 1.2% |
| 9 | Eagle Bancorp Montana Inc. (MT) | 1 | $ 14,907 | 0.7% |
| 10 | Glacier Bancorp Inc. (MT) | 1 | $ 8,970 | 0.4% |
| | *Total For Institutions In Market* | 20 | $ 2,109,125 | |

- Great Falls MSA is the 3rd largest metropolitan area in Montana by population.
- Relatively new market for EBMT - Bank formally entered the Great Falls market in 2017.
- Diverse regional economy is anchored by agriculture, military, manufacturing and tourism.
- Trade hub for the Golden Triangle region, an area known for high quality agriculture production.

Source(s): S&P Global Market Intelligence as of June 30, 2021

8

# Key Montana Markets – Bozeman, Billings, Butte









MONTANA STATE UNIVERSITY

## Gallatin County (Bozeman)

| MT Rank | Institution (State) | Branches | Deposits | Market Share |
|---|---|---|---|---|
| 1 | Glacier Bancorp Inc. (MT) | 9 | $ 1,666,474 | 33.6% |
| 2 | First Interstate BancSystem (MT) | 5 | $ 653,674 | 13.2% |
| 3 | Stockman Financial Corp. (MT) | 4 | $ 534,965 | 10.8% |
| 4 | Wells Fargo & Co. (CA) | 3 | $ 505,478 | 10.2% |
| 5 | U.S. Bancorp (MN) | 2 | $ 496,561 | 10.0% |
| 6 | Guaranty Dev. Co. (MT) | 3 | $ 349,258 | 7.0% |
| 7 | MSB Financial Inc. (MT) | 4 | $ 224,457 | 4.5% |
| 8 | Eagle Bancorp Montana Inc. (MT) | 3 | $ 188,331 | 3.8% |
| 9 | Bozeman Bancorp Inc. (MT) | 1 | $ 98,275 | 2.0% |
| 10 | Heartland Financial USA Inc. (IA) | 1 | $ 92,085 | 1.9% |
| | *Total For Institutions In Market* | 41 | $ 4,959,423 | |

- Fastest growing area in Montana, and one of the fastest growing counties in the Western U.S.
- Home to Montana State University, the largest university in the state (16,000+ students).
- Local economy is tied to technology, healthcare, education and tourism.
- High-tech center of Montana.

## Yellowstone County (Billings)

| MT Rank | Institution (State) | Branches | Deposits | Market Share |
|---|---|---|---|---|
| 1 | First Interstate BancSystem (MT) | 9 | $ 1,550,348 | 24.3% |
| 2 | U.S. Bancorp (MN) | 4 | $ 1,272,620 | 20.0% |
| 3 | Stockman Financial Corp. (MT) | 6 | $ 1,036,801 | 16.3% |
| 4 | Wells Fargo & Co. (CA) | 5 | $ 891,508 | 14.0% |
| 5 | Glacier Bancorp Inc. (MT) | 7 | $ 810,509 | 12.7% |
| 6 | Yellowstone Holding Co. (MT) | 5 | $ 523,767 | 8.2% |
| 7 | Heartland Financial USA Inc. (IA) | 2 | $ 126,384 | 2.0% |
| 8 | American Bancor Ltd. (ND) | 2 | $ 65,095 | 1.0% |
| 9 | Eagle Bancorp Montana Inc. (MT) | 3 | $ 47,917 | 0.8% |
| 10 | Antler Land Co. (MT) | 1 | $ 46,315 | 0.7% |
| | *Total For Institutions In Market* | 47 | $ 6,377,899 | |

- The Billings MSA is the largest metropolitan area in Montana by population.
- Serves as the regional hub for more than 500,000 people across a four state region.
- Diverse economy supported by transportation, manufacturing, hospitality, medical, energy and other business and consumer services.

## Silver Bow (Butte)

| MT Rank | Institution (State) | Branches | Deposits | Market Share |
|---|---|---|---|---|
| 1 | Glacier Bancorp Inc. (MT) | 3 | $ 226,080 | 25.7% |
| 2 | Wells Fargo & Co. (CA) | 2 | $ 201,617 | 22.9% |
| 3 | U.S. Bancorp (MN) | 1 | $ 107,080 | 12.2% |
| 4 | Eagle Bancorp Montana Inc. (MT) | 1 | $ 101,815 | 11.6% |
| 5 | First National Bancorp Inc. (MT) | 1 | $ 94,807 | 10.8% |
| 6 | Butte Bank Shares Inc. (MT) | 2 | $ 71,231 | 8.1% |
| 7 | Flint Creek Holding Co. (MT) | 1 | $ 52,361 | 5.9% |
| 8 | Bridger Co. (MT) | 1 | $ 25,427 | 2.9% |
| | *Total For Institutions In Market* | 12 | $ 880,418 | |

- Originally one of the largest industrial mining and smelting regions in the country, Butte has now evolved into a diverse regional economy.
- Local economy is tied to mining, agriculture processing, healthcare, business services, tourism and education.
- Home to Montana Tech, a public engineering and technical university (~2,500 students).

Source(s): S&P Global Market Intelligence as of June 30, 2021

9

10 □ On January 21, 2022, issued and sold $40 million in aggregate principal amount of its 3.50% fixed - to - floating rate subordinated notes to certain institutional accredited investors and qualified institutional buyers through a private placement offering. □ On October 1, 2021, reached an agreement to acquire First Community Bancorp, Inc. and its subsidiary, First Community Bank. Upon completion of the acquisition, Opportunity Bank of Montana will have 32 retail branches in key commercial and agricultural markets across Montana. □ On June 10, 2020, sold $15 million in subordinated notes to certain qualified institutional accredited investors through a private placement offering. On January 1, 2020, completed purchase of Western Bank of Wolf Point, in Wolf Point, Montana. □ On January 1, 2019, completed purchase of The State Bank of Townsend, in Townsend, Montana. □ On January 31, 2018, completed purchase of Ruby Valley Bank, Twin Bridges, Montana. □ Mortgage origination team is in the top 4 of market share in Helena, Billings, Bozeman, Butte, Missoula and Great Falls. Added 6 high performing loan originators during the past two years. COMPANY DEVELOPMENTS

NASDAQ: EBMT ACQUISITION OF FIRST COMMUNITY BANCORP, INC. Strategic Expansion of Montana’s Premier Community Bank

# Strategic Montana Expansion - EBMT's Largest Acquisition

## Transaction Highlights

- Eagle Bancorp Montana, Inc. (NASDAQ: EBMT), the holding company for Opportunity Bank of Montana ("Opportunity") has entered into an agreement to acquire First Community Bancorp Inc., the holding company for First Community Bank (collectively "First Community" or "FCB")
- Headquartered in Glasgow, Montana, First Community is the largest bank in Northeast Montana with $374 million in total assets
  - First Community operates nine branches and two mortgage LPOs, including commercial-focused branches in Helena and Three Forks (Gallatin County)
  - Experienced ag and commercial lender with a 130-year operating history and deep roots in the communities it serves
- Continues Eagle's focused M&A strategy – announced transaction is Eagle's fourth in Montana since 2017 and the largest to date

## Strategic Rationale

- Acquisition provides valuable scale and further solidifies Eagle's position as the fourth largest bank headquartered in Montana
  - Pro forma bank will have approximately $1.7 billion in total assets and operate 32 branches in key commercial and ag markets in Montana
- Significantly expands Eagle's Northeast Montana presence and strengthens Eagle's existing market share in the core growth markets of Bozeman and Helena
  - Complementary fit with EBMT's current geographic footprint and existing Wolf Point branch, which was acquired in early 2020
- Provides additional diversification and builds on Eagle's reputation as an experienced and preferred agricultural lender in the state
- First Community has a long history of solid financial performance, valuable core deposit base and strong asset quality with a conservative credit culture

## Financial Highlights

- Financially attractive to Eagle:
  - Anticipated 12%+ EPS accretion in 2022
  - Tangible book value payback of ~3.6 years
  - Internal rate of return above 20%

Opportunity Bank of Montana

12

Eagle Bancorp Montana, Inc.

# First Community Bank Overview

## History and Franchise Highlights

- Established by the Lewis Brothers in 1891, First Community is one of the longest standing charters in Montana
- Experienced and respected ag lender with deep ties to the Northeast Montana agriculture market
- Expanded the footprint in the 2000's into the high growth and less ag focused Montana markets of Helena and Three Forks (Gallatin County)
- Established a mortgage banking division in 2007 to take advantage of growth in the Helena and Bozeman real estate markets
- Strong management team with decades of experience


62°




## Financial Highlights – First Community Bank

| | 2019 | 2020 | Q2 21 YTD |
|---|---|---|---|
| **Balance Sheet ($000s)** | | | |
| Total Assets | $ 302,420 | $ 344,587 | $ 373,592 |
| Gross Loans (Incl. HFS) | $ 188,671 | $ 202,930 | $ 220,112 |
| Total Deposits | $ 246,393 | $ 282,434 | $ 306,660 |
| Loans / Deposits | 76.6% | 71.9% | 71.8% |
| **Capital Adequacy** | | | |
| Tangible Common Equity Ratio | 11.51% | 11.35% | 10.89% |
| Leverage Ratio | 11.46% | 11.06% | 10.62% |
| Risk Based Capital Ratio | 16.80% | 16.70% | 15.85% |
| **Income Statement ($000s)** | | | |
| Net Interest Income | $ 10,946 | $ 11,796 | $ 7,407 |
| Non-Interest Income | $ 4,090 | $ 6,501 | $ 3,373 |
| Non-Interest Expense | $ 11,227 | $ 12,036 | $ 6,505 |
| Provision Expense | $ 310 | $ 945 | $ - |
| Net Income | $ 2,944 | $ 4,229 | $ 3,101 |
| **Performance Ratios** | | | |
| ROAA | 1.00% | 1.30% | 1.71% |
| ROATCE | 8.92% | 11.63% | 15.73% |
| Net Interest Margin | 4.04% | 3.91% | 4.37% |
| Yield on Loans | 6.10% | 5.69% | 6.52% |
| Cost of Total Deposits | 0.70% | 0.51% | 0.24% |
| Efficiency Ratio | 74.7% | 65.8% | 60.3% |

## Branch Footprint – First Community Bank

| | FCB | | | EBMT | | | Pro Forma | | |
|---|---|---|---|---|---|---|---|---|---|
| Location | Branches | Deposits ($MM) | Mkt. Rank | Branches | Deposits ($MM) | Mkt. Rank | Branches | Deposits ($MM) | Mkt. Rank |
| Glasgow, MT | 1 | $ 146 | 1 | 0 | $ - | - | 1 | $ 146 | 1 |
| Wolf Point, MT | 1 | $ 38 | 2 | 1 | $ 98 | 1 | 2 | $ 135 | 1 |
| Culbertson, MT | 1 | $ 34 | 1 | 0 | $ - | - | 1 | $ 34 | 1 |
| Helena, MT | 2 | $ 23 | 9 | 3 | $ 252 | 4 | 5 | $ 275 | 4 |
| Froid, MT | 1 | $ 21 | 1 | 0 | $ - | - | 1 | $ 21 | 1 |
| Hinsdale, MT | 1 | $ 20 | 1 | 0 | $ - | - | 1 | $ 20 | 1 |
| Three Forks, MT | 1 | $ 14 | 3 | 0 | $ - | - | 1 | $ 14 | 3 |
| Ashland, MT | 1 | $ 12 | 1 | 0 | $ - | - | 1 | $ 12 | 1 |

Source: S&P Capital IQ Pro, financial and deposit data as 6/30/2021
Note: Bank-level call report data for First Community Bank

Opportunity Bank OF MONTANA
13
EAGLE BANCORP MONTANA, INC.

14 Rank MT Rank Institution (State) Branches Deposits ($000s) Market Share 1 1 Glacier Bancorp Inc. (MT) 67 7,206,605$ 21.3% 2 2 First Interstate BancSystem (MT) 46 6,010,908$ 17.8% 3 3 Stockman Financial Corp. (MT) 39 4,321,707$ 12.8% 4 - U.S. Bancorp (MN) 21 3,155,100$ 9.3% 5 - Wells Fargo & Co. (CA) 27 2,987,643$ 8.8% 6 4 Eagle Bancorp Montana Inc. (Pro Forma)** 33 1,455,499$ 4.3% 6 4 Eagle Bancorp Montana Inc. (MT)** 24 1,148,839$ 3.4% 7 5 Montana Security Inc. (MT) 6 1,002,238$ 3.0% 8 6 Yellowstone Holding Co. (MT) 9 828,318$ 2.5% 9 7 Bitterroot Holding Co. (MT) 15 712,734$ 2.1% 10 - Heartland Financial USA Inc. (IA) 9 568,961$ 1.7% 11 8 Guaranty Dev. Co. (MT) 6 553,912$ 1.6% 12 9 Farmers State Financial Corp. (MT) 10 547,708$ 1.6% 13 10 First National Bancorp Inc. (MT) 10 406,583$ 1.2% 14 11 Bridger Co. (MT) 8 385,746$ 1.1% 15 12 First Community Bancorp Inc. (MT) 9 306,660$ 0.9% Total For Institutions In Market 380 33,850,392$ Strategic Montana Expansion Source: S&P Capital IQ Pro, financial and deposit data as 6/30/2021 *Does not include LPOs or DPOs **EBMT branch count includes the Winifred, MT deposit production office (“DPO”) Pro Forma Branch Footprint (FCB’s 9 Branches & 2 LPOs) Helena Branch Footprint Bozeman Branch Footprint Montana – Deposit Market Share Pro Forma Assets $1,359M $374M $1,733M Gross Loans $931M $220M $1,151M Deposits $1,146M $307M $1,453M Branch Locations* 23 9 32 Pro Forma Franchise Hinsdale Glasgow Wolf Point Culbertson Froid Three Forks First Community Branch EBMT Branch First Community RE LPO EBMT DPO

# Opportunity to Expand in Key Agriculture and Commercial Markets

## Northeast Montana


First Community Branch

- Northeast Montana is an eight county region that covers approximately 23,000 square miles and has a population of roughly 45,000
- Glasgow is one of the most populous towns in the region and serves as an economic hub for a large portion of Eastern Montana
- Economy in Northeast Montana is primarily driven by agriculture production with over 1.6 million acres of farmland
- Region is dominated by dryland small-grain production, including spring wheat and continuous cropping through rotation with legume and oil seed crops
- Gross farm income in the region exceeds $800 million[(1)]

Source: S&P Capital IQ Pro, CNBC.com, Montana Department of Agriculture, American Land Brokers, Statista, U.S. News, U.S Census Bureau
(1) USDA agricultural statistics data as of 2018

## Helena (Lewis & Clark County)

### Top Real Estate Market in the State – 10% Increase in Median Home Value

| | |
|---|---|
| Total Population (County): | 70,508 |
| Pro Forma Deposit Market Rank: | 4th |
| Projected Population Growth (2021-2026): | 4.8% |



- Stable economy supported by state government, healthcare, education, and small business
- Government positions account for 70% of Helena's workforce (state capital of Montana)
- Home to Carroll College, a top-ranked private liberal arts college

## Bozeman (Gallatin County)

### #1 Fastest Growing Micropolitan Area in the U.S.

| | |
|---|---|
| Total Population (County): | 118,976 |
| Pro Forma Deposit Market Rank: | 7th |
| Projected Population Growth (2021-2026): | 7.7% |



- Fastest growing area in Montana, and one of the fastest growing counties in the Western U.S.
- Home to Montana State University, the largest university in Montana
- Local economy is tied to technology, healthcare, education and tourism
- High-tech center of Montana

Opportunity Bank OF MONTANA
15
EAGLE BANCORP MONTANA, INC.

16 Construction & Development 11.1% 1 - 4 Family 23.0% Multifamily 3.9% Non - Owner Occupied CRE 18.2% Owner - Occupied CRE 17.3% Commercial & Industrial 10.2% Farm/Agriculture 12.9% Consumer 2.0% Other 1.2% Construction & Development 8.1% 1 - 4 Family 13.7% Non - Owner Occupied CRE 0.5% Owner - Occupied CRE 13.9% Commercial & Industrial 12.4% Farm/Agriculture 48.4% Consumer 2.4% Other 0.5% Construction & Development 10.6% 1 - 4 Family 21.2% Multifamily 3.2% Non - Owner Occupied CRE 14.8% Owner - Occupied CRE 16.7% Commercial & Industrial 10.7% Farm/Agriculture 19.7% Consumer 2.1% Other 1.1% Noninterest - bearing Demand 30.4% NOW & Interest - Bearing Demand 16.9% MMDA 21.4% Savings 17.7% CDs < $250k 11.4% CDs > $250k 2.3% Noninterest - bearing Demand 32.3% NOW & Interest - Bearing Demand 9.0% MMDA 27.6% Savings 17.8% CDs < $250k 11.6% CDs > $250k 1.7% Noninterest - bearing Demand 30.8% NOW & Interest - Bearing Demand 15.2% MMDA 22.7% Savings 17.7% CDs < $250k 11.4% CDs > $250k 2.2% Pro Forma Deposit and Loan Composition Source: S&P Capital IQ Pro, bank - level call report data as of the quarter ended 6/30/2021 $1.1B $0.3B $1.5B Pro Forma $0.9B $0.2B $1.2B Deposits Loans

# Transaction Structure and Assumptions

| | |
|---|---|
| **Aggregate Deal Value:**[1] | ▪ $41.1 million, or $1,110.58 per share |
| **Consideration Mix:** | ▪ Approximately 75% stock / 25% cash for FCB shareholders<br>▪ 37.7492 EBMT shares and $276.32 in cash for each FCB share<br>▪ Potential cash dividend for excess capital paid to FCB shareholders if tangible common equity at closing, net of potential adjustments, is above the Minimum Tangible Common Equity requirement |
| **Minimum Tangible Common Equity:**[2] | ▪ Required minimum tangible common equity of $29.5 million |
| **Price Protection:** | ▪ Double trigger walk-away provision versus Nasdaq Bank Index |
| **Estimated Credit Mark:** | ▪ Total credit mark of $4.8 million, or 2.45% of gross loans, net of PPP loans<br>▪ Engaged consultant to complete enhanced loan review, which included 53% of loans outstanding |
| **Core Deposit Intangible:** | ▪ $1.3 million, or 0.50% of non-time deposits, amortized over 10 years using sum-of-the-years digits |
| **Other Fair Value Estimates:** | ▪ $800k, or 12.4%, fixed asset write-up |
| **Cost Savings:** | ▪ 25.0% of FCB's non-interest expense<br>▪ Cost savings 80% phased-in in 2022 and 100% in 2023 |
| **Transaction Expense:** | ▪ One-time combined transaction related expenses of $4.0 million (pre-tax) |
| **Management** | ▪ Sam Waters, FCB's Chairman and former CEO, will join the EBMT Board<br>▪ Retention of key FCB executives including CEO, Kris Simensen, who will become the Northeast Montana Regional Market President |
| **Anticipated Timing** | ▪ Estimated closing in Q4 2021<br>▪ Customary regulatory approvals and shareholder approval by FCB and EBMT |

(1) Based on EBMT closing price of $22.10 as of September 29, 2021
(2) Required Adjusted Tangible Stockholders' Equity of $29.5 million. Refer to the Agreement and Plan of Merger for complete terms

Opportunity Bank OF MONTANA
17
EAGLE BANCORP MONTANA, INC.

18 Transaction Multiples and Pro Forma Impact (1) Based on EBMT closing price of $22.10 as of September 29, 2021 (2) Required Adjusted Tangible Stockholders’ Equity of $29.5 million. Refer to the Agreement and Plan of Merger for complete term s (3) Core deposits defined as total deposits less time deposits above $100,000 (4) Based on average Street estimates for EBMT and management projections for FCB Aggregate Deal Value: (1) ▪ $41.1 million Deal Value / Required Tangible Book Value : (2) ▪ 139.3% Deal Value / Reported LTM Earnings: ▪ 7.2x Core Deposit Premium: (3) ▪ 4.0% TBV Per Share Dilution at Closing: ▪ - 8.1% ($1.65 per share) TBV Per Share Payback Period: (Crossover Method) ▪ ~3.6 years Projected 2022 EPS Accretion: (4) (Assumed 80% cost savings phase - in) ▪ 12.9% ($0.33 per share) Projected 2022 EPS Accretion: (4) (With 100% cost savings phase - in) ▪ 15.3% ($0.39 per share)

19 $200 $213 $238 $251 $287 $306 $333 $332 $508 $516 $560 $630 $674 $717 $854 $1,054 $1,258 $1,733 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Total Assets ($MM) Non-Acquired Assets Acquired Assets September 2021 Assets: $374M Loans: $220M Deposits: $307M Announced An Expanding Franchise Source: S&P Capital IQ Pro, Company filings and call report data Note: Bank level financial information for acquired companies and branches at closing or most recent quarter ▪ EBMT has successfully executed on it’s growth strategy, through both organic growth and acquisitions, and has produced results ▪ Strong track record of successfully integrating acquisitions - EBMT has been the most active acquiror of Montana banks over the last four years ▪ Complementary combinations have provided increased scale and diversification November 2012 Loans: $41M Deposits: $182M Acquired 7 Montana Branches from January 2020 Assets: $103M Loans: $45M Deposits: $89M Acquired January 2019 Assets: $107M Loans: $92M Deposits: $93M Acquired January 2018 Assets: $96M Loans: $57M Deposits: $81M Acquired

20 The Eagle Bancorp Montana Story Source: Company filings Note: Financial information for acquired companies and branches at closing (1) Based on total assets as of 6/30/2021 (2) Financial information as of 6/30/2021; region includes MT, ID, and WY Where Eagle Has Come From Where Eagle is Today Where Eagle is Going ▪ Formed in 1922 as American Building & Loan Association – Organization acted as a traditional savings and loan institution for ne arly 90 years ▪ November 2012: Completed acquisition of seven Montana branches from Sterling Financial ($182 million in deposits and $41 mill ion in loans) ▪ October 2014: Converted from a Federal savings bank to a Montana state - chartered bank ▪ January 2018: Completed the acquisition of Ruby Valley Bank ($96 million in assets) ▪ January 2019: Completed the acquisition of State Bank of Townsend ($107 million in assets) ▪ January 2020: Completed the acquisition of Western Bank of Wolf Point ($103 million in assets) ▪ September 2021: Announced the acquisition of First Community Bancorp ($374 million in assets) ▪ 4 th largest bank headquartered in Montana with over $1.7 billion in pro forma assets and 32 branch locations across the state (1) ▪ Only sub $10 billion asset sized NASDAQ traded financial institution in the region (2) ▪ One of the highest performing and fastest growing banks in the state – 1.22% ROAA in 2021 YTD ▪ Significant opportunities to grow organically and through strategic M&A ▪ Uniquely positioned as an acquiror of choice in the region – publicly traded company with successful M&A track record ▪ Future benefits from increased operating scale and expanded market presence

21 Compelling Opportunity for EBMT and its Shareholders Source: Mobility Market Intelligence x Acquisition increases pro forma assets to over $1.7 billion and further solidifies Eagle’s position as the fourth largest ban k headquartered in Montana x Rare opportunity to acquire the leading bank in Northeast Montana and firmly establish Eagle’s presence on the Hi - Line x Accelerates Eagle’s growth in the Helena market and further enhances Eagle’s leading mortgage operation – #1 residential mortgage lender in the state x Compatible company cultures and focused approach to community banking x Retention of local management and regional talent with deep ties to the market and strong customer relationships x Strategically attractive with compelling financial metrics x Low execution risk – Eagle has successfully integrated three Montana banks since 2017 x Transaction enhances Eagle’s long - term value creation for its shareholders

FINANCIAL HIGHLIGHTS

NET INTEREST INCOME & NET INTEREST MARGIN $ 2 , 0 $ 3 , 0 $ 4 , 0 $ 5 , 0 $ 6 , 0 $ 7 , 0 $ 8 , 0 $ 9 , 0 $ 1 0 , 2 . 8 0 3 . 0 0 3 . 2 0 3 . 4 0 3 . 6 0 3 . 8 0 4 . 0 0 4 . 2 0 4 . 4 0 4 . 6 0 Net Interest Income Net Interest Margin 23 4.33% 4.31% 4.15% 4.22% 4.04% 3.85% 3.83% 4.03% 3.97% 3.81% 3.87% 3.75% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Income Net Interest Margin Net interest income in 000’s

24 PROVISION FOR LOAN LOSSES $1,833 $1,228 $980 $2,627 $3,130 $861 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2016 2017 2018 2019 2020 2021 2016 2017 2018 2019 2020 2021 $ in 000’s

BALANCE SHEET EXPANSION 25 $674 $717 $854 $1,054 $1,258 $1,436 $466 $513 $617 $779 $841 $933 $513 $521 $627 $809 $1,033 $1,223 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 Assets Total Loans Deposits $ in millions

26 Loan Portfolio Composition – 12/31/2021 □ Since 2008, number of Commercial/Ag lenders has increased from 4 to 32 □ 27 Mortgage Lenders □ C&I accounts for 11% of loan portfolio □ Owner - occupied CRE loans represent 18% of total loans Per call report data as of 12/31/21, excludes loans held for sale LOAN PORTFOLIO DETAIL Commercial & Industrial, 11% Commercial Real Estate , 44% Construction & Land Development , 10% Residential 1 - 4 and Construction , 16% Home Equity , 5% Agriculture & Farm , 12% Consumer and Other , 2%

Non Interest Checking 30% Interest Bearing Checking 17% Savings 18% Money Market 23% Time Certificates 12% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Time Certificates Money Market Savings Interest Checking Non Interest Checking December 31, 2021 Deposit Mix – Rolling 8 Quarters □ The deposit mix is desirable, with a deposit cost of 12 basis points at 4Q21 □ Non - Interest Bearing accounts represent 30 of total deposits at 4Q21 □ MMDA & Checking accounts represent over 70% of total deposits at 4Q21 (000's) 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Non Interest Checking 223,723$ 271,259$ 295,058$ 318,389$ 331,589$ 349,017$ 367,127$ 368,846$ Interest Bearing Checking 133,493 146,452 155,671 160,614 174,840 193,991 198,130 203,410 Savings 146,477 161,172 169,981 179,868 197,748 202,984 213,895 223,069 Money Market 155,996 166,715 187,245 202,407 224,107 242,290 261,866 277,469 Time Certificates 228,536 209,846 190,375 171,805 165,120 157,320 153,531 149,755 Total 888,225$ 955,444$ 998,330$ 1,033,083$ 1,093,404$ 1,145,602$ 1,194,549$ 1,222,549$ 27 FUNDING OVERVIEW - DEPOSIT COMPOSITION

28 DISCIPLINED CREDIT CULTURE 0.21% 0.45% 0.52% 0.68% 0.49% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 Nonperforming Assets/Total Assets

COVID - 19 IMPACT PROVIDING RELIEF TO CUSTOMERS Accommodations and Modifications to Borrowers □ 90 - day payment deferrals □ 6 - month interest only payments □ Mortgage forbearances □ Montana Board of Investments program (MBOI) assistance □ SBA PPP loan assistance Loan Modification Status as of 12/31/2021 □ On e modified loan remains, totaling $6,000 □ 764 borrowers received $45.7 million in SBA PPP loans in 2020 □ 646 borrowers received $19.5 million in PPP Round 2 in 2021 □ In total, 1,273 PPP recipients, representing $60.8 million are paid in full Mortgage Forbearance Status as of 12/31/2021 □ Continue to work with all mortgage borrowers □ 15 active forbearances □ All have been sold and serviced 29

YIELD AND COST OF FUNDS


Yield on Average Earning Assets
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
EBMT
Peer Group


Yield on Loans
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
EBMT
Peer Group


Cost of Funds
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
EBMT

Peer Group data as of 9/30/21 and includes PFLC, RVSB, CSHX, FSBW, TSBK, SFBC, OVLY, CVCY, NRIM, CZBC, SSBI, & FNRN
Source: S&P Global Market Intelligence

30

EAGLE BANCORP MONTANA, INC.

CAPITAL STRENGTH 31 □ Authorized the repurchase of up to 100,000 shares of its common stock, representing approximately 1.47% of outstanding shares. Total Assets 716,782$ 853,903$ 1,054,260$ 1,257,634$ 1,435,926$ Total Common Stockholders' Equity 83,616$ 94,806$ 121,659$ 152,938$ 156,729$ Total Regulatory Capital 96,602$ 104,186$ 126,711$ 156,897$ 164,639$ Tier 1 Leverage Ratio 11.51% 10.51% 10.52% 10.61% 9.75% Tier 1 Risk Based Capital Ratio 15.29% 13.83% 13.58% 14.17% 12.64% Total Risk Based Capital Ratio 18.27% 16.45% 15.92% 17.04% 15.18% Common Equity Tier 1 (CETI) Ratio 14.35% 13.04% 12.95% 13.62% 12.18% Tangible Common Equity Ratio 10.75% 9.66% 9.95% 10.51% 9.49% 2021Y($ in 000s) 2018Y 2019Y 2020Y2017Y

32 Source: S&P Global Market Intelligence as of January 24, 2022 Information reflects the exchange as a result of the conversion and offering 5 YEAR STOCK PRICE PERFORMANCE

Pete Johnson President and CEO Office: (406) 442 - 3080 Direct: (406) 457 - 4006 pjohnson@oppbank.com Laura Clark EVP and Chief Financial Officer Office: (406) 442 - 3080 Direct: (406) 457 - 4007 lclark@oppbank.com www.opportunitybank.com 1400 Prospect Avenue P.O. Box 4999 Helena, MT 59604